UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — August 6, 2015 (August 6, 2015)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2015, MDC Partners Inc. (the “Company”) issued an earnings release reporting its financial results for the three and six months ended June 30, 2015. A copy of this earnings release is attached as Exhibit 99.1 hereto. Following the issuance of this earnings release, the Company hosted an earnings call in which its financial results for the six months ended June 30, 2015 were discussed. The investor presentation materials used for the call are attached as Exhibit 99.2 hereto.

The Company has posted the materials attached as Exhibit 99.2 on its web site (www.mdc-partners.com). The information found on, or otherwise accessible through, the Company’s website is not incorporated into, and does not form a part of, this Current Report on Form 8-K.

The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02 - Results of Operations and Financial Condition.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On August 6, 2015, the Company issued a press release announcing that its Board of Directors has declared a cash dividend of $0.21 per share on all of its outstanding Class A shares and Class B shares. The quarterly dividend will be payable on or about September 1, 2015, to shareholders of record at the close of business on August 18, 2015.

The foregoing information (including the exhibit hereto) is being furnished under “Item 7.01 - Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

2

Item 8.01 Other Events.

On August 6, 2015, the Company acquired the remaining outstanding equity interest in 72andSunny Partners LLC, an existing subsidiary of the Company (“72andSunny”). 72andSunny, included within the Company’s Strategic Marketing Services segment since 2010, is a full service advertising agency that conceives and executes integrated campaigns across all media for top global brands. Pursuant to the transaction, the management owners have extended their employment terms and will retain a significant financial interest in the agency’s performance.

The related deferred acquisition payments, which are contingent on the future financial results of 72andSunny through 2021, will be estimated and recorded on the Company’s balance sheet for the period ending September 30, 2015 together with a corresponding reduction to redeemable non-controlling interests and changes to paid in capital. A certain portion of the consideration is contingent on employment and will be recorded as stock-based compensation over the retention period.

The foregoing information (all items) and the exhibits hereto contain forward-looking statements within the meaning of the federal securities laws. These statements are based on present expectations, and are subject to the limitations listed therein and in the Company’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

3

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated August 6, 2015, relating to the Company’s earnings for the three and six months ended June 30, 2015.

99.2	Slideshow presentation dated August 6, 2015.

99.3	Press release dated August 6, 2015, relating to the announcement of the Company’s dividend.

4

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: August 6, 2015	MDC Partners Inc.

	By:	/s/ Mitchell Gendel
Mitchell Gendel General Counsel & Corporate Secretary

5